TAX STATUS	12 Months Ended
Dec. 31, 2025
Atlantic American Corporation 401(k) Retirement Savings Plan [Member]
TAX STATUS [Abstract]
TAX STATUS
NOTE 4—TAX STATUS

The Plan uses a Prototype Plan sponsored by the Trustee. The Trustee received an opinion letter from the Internal Revenue Service (“IRS”), dated June 30, 2020, which states that the Prototype Plan satisfies the applicable provisions of the Code. The Plan itself has not received a determination letter from the IRS. However, the Plan’s management believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Therefore, no provision for income tax has been included in the Plan’s financial statements.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the organization has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of the liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions and the Plan could be subject to income tax if certain issues were found by the IRS that could result in the disqualification of the Plan’s tax-exempt status; however, there are currently no audits for any tax periods in progress.